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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 18, 2009

                            IVIVI TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)


         NEW JERSEY                 001-33088               22-2956711
         ----------                 ---------               ----------
(State Or Other Jurisdiction      (Commission              (IRS Employer
     Of Incorporation)            File Number)           Identification No.)


                   135 CHESTNUT RIDGE ROAD, MONTVALE, NJ 07645
               (Address of Principal Executive Offices)(Zip Code)

                                 (201) 476-9600
                          Registrant's Telephone Number

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
           STANDARD; TRANSFER OF LISTING.

         As previously disclosed, on June 12, 2009, Ivivi Technologies, Inc. (the "Company") received a letter from the staff (the "Staff") of The Nasdaq Stock Market ("Nasdaq") pursuant to which the Staff notified the Company that it had determined that the Company did not meet the terms of a plan to achieve compliance with all the Nasdaq Capital Market listing requirements. The Company has determined that it will not appeal the decision of the Staff to suspend the trading of the Company's common stock for failing to have a minimum of $2,500,000 in stockholders' equity or $35,000,000 market value of listed securities or $500,000 of net income from continuing operations for the most recently completed fiscal year or two of the three most recently completed fiscal years.

         Trading of the Company's common stock will be suspended on the Nasdaq Stock Market at the opening of business on June 23, 2009, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the "SEC"), which will remove the Company's securities from listing and registration on The Nasdaq Stock Market.

         The Company's securities will not be immediately eligible to be quoted on the OTC Bulletin Board or in the Pink Sheets following such suspension of trading on June 23, 2009 unless a market maker makes application to register in and quote the security in accordance with SEC Rule 15c2-11, and such application (a "Form 211") is cleared. Only a market maker, not the Company, may file a Form
211. The Company intends to seek a market maker to file a Form 211 in order for the Company's securities to be quoted on the OTC Bulletin Board. Accordingly, there can be no assurance that a market maker will file a Form 211 or that the securities would become quoted on the OTC Bulletin Board or in the Pink Sheets on a timely basis or at all.

         On June 18, 2009, the Company issued a press release announcing its decision not to appeal the Staff's determination. The full text of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      Exhibits

                  Exhibit 99.1 - Press release, dated June 18, 2009.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               IVIVI TECHNOLOGIES, INC.


                                               By: /s/ Alan Gallantar
                                                   -------------------
                                               Name: Alan Gallantar
                                               Title:   CFO


Date: June 18, 2009







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